(Exhibit a.29)

ISHARES, INC.

ARTICLES SUPPLEMENTARY

iShares, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: Under a power contained in Article FIFTH of the Charter (the “Charter”) of the Corporation, and pursuant to Sections 2-105(c), 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation (the “Board of Directors”), by resolutions duly adopted, increased the aggregate number of shares of common stock of the Corporation from 31,850,000,000 shares of common stock, par value $.001 per share (the “Common Stock”) to 33,850,000,000 shares of Common Stock and classified and designated such additional 2,000,000,000 authorized but unissued shares of Common Stock (the “Additional Shares”) as follows:

1.	250,000,000 Additional Shares are classified and designated as shares of iShares Currency Hedged MSCI Emerging Markets ETF, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a series of Common Stock as set forth in the Charter.

2.	200,000,000 Additional Shares are classified and designated as additional shares of iShares MSCI Italy Capped ETF, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such series of Common Stock as set forth in the Charter

3.	1,550,000,000 Additional Shares are classified and designated as additional shares of Common Stock, without further classification and designation.

SECOND: Immediately before these Articles Supplementary were accepted for record by the SDAT, the total number of authorized shares of Common Stock was 31,850,000,000, with an aggregate par value of $31,850,000, of which 274,175,000 were shares without further classification or designation and 31,575,825,000 were classified and designated as follows:

Series	Number of Shares
iShares Asia/Pacific Dividend ETF	500,000,000
iShares Core MSCI Emerging Markets ETF	250,000,000

iShares Emerging Markets Corporate Bond ETF	500,000,000
iShares Emerging Markets Dividend ETF	500,000,000
iShares Emerging Markets High Yield Bond ETF	500,000,000
iShares Emerging Markets Local Currency Bond ETF	500,000,000
iShares Global ex USD High Yield Corporate Bond ETF	500,000,000
iShares Global High Yield Corporate Bond ETF	500,000,000
iShares International DR Completion ETF	25,000,000
iShares Latin America Bond ETF	500,000,000
iShares MSCI ACWI with EM Exposure ETF	250,000,000
iShares MSCI All Country World Minimum Volatility ETF	500,000,000
iShares MSCI Australia ETF	627,800,000
iShares MSCI Austria Capped ETF	100,000,000
iShares MSCI Belgium Capped ETF	136,200,000
iShares MSCI Brazil Capped ETF	500,000,000
iShares MSCI BRIC ETF	500,000,000
iShares MSCI Canada ETF	340,200,000
iShares MSCI Chile Capped ETF	200,000,000
iShares MSCI Colombia Capped ETF	25,000,000
iShares MSCI EFM Africa ex South Africa Index Fund	500,000,000
iShares MSCI Emerging Markets Asia ETF	500,000,000
iShares MSCI Emerging Markets Consumer Discretionary ETF	500,000,000
iShares MSCI Emerging Markets Eastern Europe ETF	200,000,000
iShares MSCI Emerging Markets EMEA ETF	500,000,000
iShares MSCI Emerging Markets Energy Capped ETF	500,000,000
iShares MSCI Emerging Markets ETF	2,000,000,000
iShares MSCI Emerging Markets Growth ETF	500,000,000
iShares MSCI Emerging Markets Minimum Volatility ETF	500,000,000
iShares MSCI Emerging Markets Small-Cap ETF	500,000,000
iShares MSCI Emerging Markets Value ETF	500,000,000
iShares MSCI EMU ETF	1,000,000,000
iShares MSCI Europe Index Fund	500,000,000
iShares MSCI France ETF	340,200,000
iShares MSCI Frontier 100 ETF	500,000,000
iShares MSCI Frontier Emerging Markets APEX Index Fund	500,000,000
iShares MSCI GCC Countries ex Saudi Arabia Index Fund	500,000,000
iShares MSCI Germany ETF	382,200,000
iShares MSCI Global Agriculture Producers ETF	500,000,000
iShares MSCI Global Energy Producers ETF	500,000,000
iShares MSCI Global Gold Miners ETF	500,000,000
iShares MSCI Global Metals & Mining Producers ETF	500,000,000
iShares MSCI Global Silver Miners ETF	500,000,000
iShares MSCI Greece Index Fund	200,000,000
iShares MSCI Hong Kong ETF	375,000,000
iShares MSCI Israel Capped ETF	500,000,000
iShares MSCI Italy Capped ETF	95,400,000

iShares MSCI Japan ETF	2,124,600,000
iShares MSCI Japan Small-Cap ETF	500,000,000
iShares MSCI Malaysia ETF	300,000,000
iShares MSCI Mexico Capped ETF	255,000,000
iShares MSCI Netherlands ETF	255,000,000
iShares MSCI Pacific ex Japan ETF	1,000,000,000
iShares MSCI Portugal Index Fund	200,000,000
iShares MSCI Singapore ETF	300,000,000
iShares MSCI South Africa ETF	400,000,000
iShares MSCI South Korea Capped ETF	200,000,000
iShares MSCI Spain Capped ETF	127,800,000
iShares MSCI Sweden ETF	63,600,000
iShares MSCI Switzerland Capped ETF	318,625,000
iShares MSCI Taiwan ETF	900,000,000
iShares MSCI Thailand Capped ETF	200,000,000
iShares MSCI Turkey ETF	200,000,000
iShares MSCI United Kingdom ETF	934,200,000
iShares MSCI USA ETF	500,000,000
iShares MSCI USA High Dividend ETF	250,000,000
iShares MSCI Vietnam ETF	500,000,000
iShares MSCI World ETF	500,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 33,850,000,000, with an aggregate par value of $33,850,000, of which 1,824,175,000 are shares without further classification or designation and 32,025,825,000 are classified and designated as follows:

Series	Number of Shares
iShares Asia/Pacific Dividend ETF	500,000,000
iShares Core MSCI Emerging Markets ETF	250,000,000
iShares Currency Hedged MSCI Emerging Markets ETF	250,000,000
iShares Emerging Markets Corporate Bond ETF	500,000,000
iShares Emerging Markets Dividend ETF	500,000,000
iShares Emerging Markets High Yield Bond ETF	500,000,000
iShares Emerging Markets Local Currency Bond ETF	500,000,000
iShares Global ex USD High Yield Corporate Bond ETF	500,000,000
iShares Global High Yield Corporate Bond ETF	500,000,000
iShares International DR Completion ETF	25,000,000
iShares Latin America Bond ETF	500,000,000
iShares MSCI ACWI with EM Exposure ETF	250,000,000
iShares MSCI All Country World Minimum Volatility ETF	500,000,000
iShares MSCI Australia ETF	627,800,000
iShares MSCI Austria Capped ETF	100,000,000

iShares MSCI Belgium Capped ETF	136,200,000
iShares MSCI Brazil Capped ETF	500,000,000
iShares MSCI BRIC ETF	500,000,000
iShares MSCI Canada ETF	340,200,000
iShares MSCI Chile Capped ETF	200,000,000
iShares MSCI Colombia Capped ETF	25,000,000
iShares MSCI EFM Africa ex South Africa Index Fund	500,000,000
iShares MSCI Emerging Markets Asia ETF	500,000,000
iShares MSCI Emerging Markets Consumer Discretionary ETF	500,000,000
iShares MSCI Emerging Markets Eastern Europe ETF	200,000,000
iShares MSCI Emerging Markets EMEA ETF	500,000,000
iShares MSCI Emerging Markets Energy Capped ETF	500,000,000
iShares MSCI Emerging Markets ETF	2,000,000,000
iShares MSCI Emerging Markets Growth ETF	500,000,000
iShares MSCI Emerging Markets Minimum Volatility ETF	500,000,000
iShares MSCI Emerging Markets Small-Cap ETF	500,000,000
iShares MSCI Emerging Markets Value ETF	500,000,000
iShares MSCI EMU ETF	1,000,000,000
iShares MSCI Europe Index Fund	500,000,000
iShares MSCI France ETF	340,200,000
iShares MSCI Frontier 100 ETF	500,000,000
iShares MSCI Frontier Emerging Markets APEX Index Fund	500,000,000
iShares MSCI GCC Countries ex Saudi Arabia Index Fund	500,000,000
iShares MSCI Germany ETF	382,200,000
iShares MSCI Global Agriculture Producers ETF	500,000,000
iShares MSCI Global Energy Producers ETF	500,000,000
iShares MSCI Global Gold Miners ETF	500,000,000
iShares MSCI Global Metals & Mining Producers ETF	500,000,000
iShares MSCI Global Silver Miners ETF	500,000,000
iShares MSCI Greece Index Fund	200,000,000
iShares MSCI Hong Kong ETF	375,000,000
iShares MSCI Israel Capped ETF	500,000,000
iShares MSCI Italy Capped ETF	295,400,000
iShares MSCI Japan ETF	2,124,600,000
iShares MSCI Japan Small-Cap ETF	500,000,000
iShares MSCI Malaysia ETF	300,000,000
iShares MSCI Mexico Capped ETF	255,000,000
iShares MSCI Netherlands ETF	255,000,000
iShares MSCI Pacific ex Japan ETF	1,000,000,000
iShares MSCI Portugal Index Fund	200,000,000
iShares MSCI Singapore ETF	300,000,000
iShares MSCI South Africa ETF	400,000,000
iShares MSCI South Korea Capped ETF	200,000,000
iShares MSCI Spain Capped ETF	127,800,000
iShares MSCI Sweden ETF	63,600,000

iShares MSCI Switzerland Capped ETF	318,625,000
iShares MSCI Taiwan ETF	900,000,000
iShares MSCI Thailand Capped ETF	200,000,000
iShares MSCI Turkey ETF	200,000,000
iShares MSCI United Kingdom ETF	934,200,000
iShares MSCI USA ETF	500,000,000
iShares MSCI USA High Dividend ETF	250,000,000
iShares MSCI Vietnam ETF	500,000,000
iShares MSCI World ETF	500,000,000

FOURTH: The shares of Common Stock described above have been classified and designated by the Board of Directors under the authority contained in the Charter. These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FIFTH: The undersigned Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested to by its Secretary on this 19 day of March, 2014.

ATTEST:	ISHARES, INC.

/s/ Eilleen M. Clavere	By:	/s/ Edward Baer	(SEAL)
Eilleen M. Clavere		Edward Baer
Secretary		Vice President